UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2008

SOURCE INTERLINK COMPANIES, INC.
(Exact name of registrant as specified in this charter)

Delaware	001-13437	20-2428299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27500 Riverview Center Blvd., Suite 400, Bonita Springs, FL 34134
(Address of Principal Executive Offices and Zip Code)

Registrant's Telephone Number, including area code:  (239) 949-4450

Not applicable
(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition

On September 4, 2008, Source Interlink Companies, Inc. held its quarterly earnings conference call and issued a press release describing selected financial results of the company for the three and six month period ended July 31, 2008.  The transcript of the earnings conference call and press release are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.  Pursuant to General Instruction B.2 of Form 8-K, the information furnished in this Item 2.02 and in Exhibits 99.1 and 99.2 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01 – Regulation FD Disclosure

The text under Item 2.02 above is hereby incorporated by reference into this Item 7.01.

Item 9.01 – Financial Statements and Exhibits

(d)           Exhibits

99.1	Transcript of Conference Call held September 4, 2008

99.2           September 4, 2008 Press Release of Source Interlink Companies, Inc.

Use of Non-GAAP Financial Measures.

The Press Release discloses certain financial measures that are considered non-GAAP financial measures.  Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  Pursuant to the requirements of Regulation G, Source Interlink included instructions in its earnings presentation and press release to the location of the company's website on which a reconciliation of non-GAAP financial measures disclosed in the Press Release to the most directly comparable GAAP financial measure.  Source Interlink posted a reconciliation of such non-GAAP financial measures on it's website at www.sourceinterlink.com prior to the beginning of the conference call and prior to the issuance of the press release.

As used herein, "GAAP" refers to the accounting principles generally accepted in the United States.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 5, 2008
SOURCE INTERLINK COMPANIES, INC. By: /s/ Marc Fierman Marc Fierman Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

99.1	Transcript of Conference Call held September 4, 2008

99.2           September 4, 2008 Press Release of Source Interlink Companies, Inc.